UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004 (April 26, 2004)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s Telephone Number, Including Area Code (662) 680-2000

Item 7. Financial Statements and Exhibits.

(c)	The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Presentation at Gulf South Bank Conference by BancorpSouth, Inc. on April
26, 2004

Item 9. Regulation FD Disclosure.

On April 26, 2004, BancorpSouth, Inc. will make a presentation at the Gulf South Bank Conference in New Orleans, Louisiana at 1:15 p.m. CDT. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr.
Treasurer and Chief Financial Officer

Date: April 26, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation at Gulf South Bank Conference by BancorpSouth,
Inc. on April 26, 2004